BROOKDALE
SENIOR LIVING SOLUTIONS
ALL THE PLACES LIFE CAN GO™

HCP

EMERITUS
Senior Living

ALL THE PLACES LIFE CAN GO™

BROOKDALE
SENIOR LIVING SOLUTIONS
ALL THE PLACES LIFE CAN GO™

Enhanced Partnership with HCP April 23, 2014 Creation of New Investment Platform and Concurrent Lease Restructuring Exhibit 99.2

ALL THE PLACES LIFE CAN GO™
BROOKDALE
SENIOR LIVING SOLUTIONS
ALL THE PLACES LIFE CAN GO™

Forward-Looking Statements

Certain items in this presentation and statements made by or on behalf of Brookdale Senior Living Inc. relating hereto (including statements with respect to the merger of Brookdale and
Emeritus, the proposed CCRC JV and the expanded relationship and joint venture between Brookdale and HCP) may constitute forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995. Those forward-looking statements are subject to various risks and uncertainties. Forward-looking statements are generally identifiable by use of forward-looking terminology such as "may," "will," "should," "potential," "intend," "expect," "endeavor," "seek," "anticipate," "estimate," "overestimate," "underestimate," "believe," "could,"
"would," "project," "predict," "continue," "plan" or other similar words or expressions. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and actual results could differ materially from those projected. Factors which could have a material adverse effect on our operations and future prospects or which could cause events or circumstances to differ from the forward-looking statements include, but are not limited to, the risk associated with the current global economic situation and its impact upon capital markets and liquidity; changes in governmental reimbursement programs; our inability to extend (or refinance)
debt (including our credit and letter of credit facilities) as it matures; the risk that we may not be able to satisfy the conditions precedent to exercising the extension options associated with certain of our debt agreements; events which adversely affect the ability of seniors to afford our monthly resident fees or entrance fees; the conditions of housing markets in certain geographic areas; our ability to generate sufficient cash flow to cover required interest and long-term operating lease payments; the effect of our indebtedness and long-term operating leases on our liquidity; the risk of loss of property pursuant to our mortgage debt and long-term lease obligations; the possibilities that changes in the capital markets, including changes in interest rates and/or credit spreads, or other factors could make financing more expensive or unavailable to us; our determination from time to time to purchase any shares under the repurchase program; our ability to fund any repurchases; our ability to effectively manage our growth; our ability to maintain consistent quality control; delays in obtaining regulatory approvals; the risk that we may not be able to expand, redevelop and reposition our communities in accordance with our plans; our ability to complete acquisitions and integrate them into our operations; competition for the acquisition of assets; our ability to obtain additional capital on terms acceptable to us; a decrease in the overall demand for senior housing; our vulnerability to economic downturns; acts of nature in certain geographic areas; terminations of our resident agreements and vacancies in the living spaces we lease; early terminations or non-renewal of management agreements; increased competition for skilled personnel; increased union activity; departure of our key officers; increases in market interest rates; environmental contamination at any of our facilities; failure to comply with existing environmental laws; an adverse determination or resolution of complaints filed against us; the cost and difficulty of complying with increasing and evolving regulation;
risks relating to the merger of Brookdale and Emeritus, the proposed CCRC JV and the expanded relationship and joint venture between Brookdale and HCP, including in respect of the satisfaction of closing conditions to such transactions; unanticipated difficulties and/or expenditures relating to such transactions; the risk that regulatory approvals required for such transactions are not obtained or are obtained subject to conditions that are not anticipated; uncertainties as to the timing of such transactions; litigation relating to such transactions; the impact of such transactions on each company’s relationships with residents, employees and third parties; and the inability to obtain, or delays in obtaining cost savings and synergies from such transactions; as well as other risks detailed from time to time in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports
on Form 10-Q. We expressly disclaim any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

Additional Information

In connection with the merger, Brookdale plans to file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement of Brookdale and Emeritus that also constitutes a prospectus of Brookdale, as well as other relevant documents concerning the proposed transaction. STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY
STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS
WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A free copy of the joint proxy statement/prospectus and other filings containing information about Brookdale and Emeritus Corporation may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Brookdale at www.brookdale.com under the heading " About Brookdale / Investor Relations " or from Emeritus
Corporation at www.emeritus.com under the heading " Investors. "
Brookdale and Emeritus Corporation and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Brookdale’s and Emeritus
Corporation’s stockholders in connection with the merger. Information about the directors and executive officers of Brookdale and their ownership of Brookdale common stock is set forth in the proxy statement for Brookdale’s 2013 annual meeting of stockholders, as filed with the SEC on Schedule 14A on April 30, 2013. Information about the directors and executive officers of Emeritus Corporation and their ownership of Emeritus Corporation common stock is set forth in the proxy statement for Emeritus Corporation’s 2013 annual meeting of stockholders, as filed with the SEC on Schedule 14A on April 9, 2013. Additional information regarding the interests of those participants and other persons who may be deemed participants in the merger may be obtained by reading the joint proxy statement regarding the merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph. This presentation shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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BROOKDALE
SENIOR LIVING SOLUTIONS
ALL THE PLACES LIFE CAN GO™

Executive Summary

Brookdale is entering into an enhanced partnership with HCP that creates a new platform for growth and favorably impacts the Emeritus merger
(1) See reconciliations of Non-GAAP measures at the end of the presentation
1
2
As part of the transformational merger with Emeritus (“ESC”), Brookdale (“BKD”) is partnering with HCP to:
Create a $1.2 billion joint venture to own and operate 14 CCRC campuses
Improve the structure of all 202 ESC leases
153 amended NNN leases with reduced rent
49 leases converted to RIDEA joint venture
Anticipated CFFO
(1)
accretion from the ESC merger increases by 25% to
approximately
$0.50 per share by Year 3
–
Immediate monetization and value creation from ESC purchase options with HCP
–
Deleverage and de-risk ESC NNN lease portfolios through rent reductions
–
The $0.10 of Additional
Accretion
is driven by:
Future rent and escalator reduction in NNN lease restructuring
New management fees and elimination of losses after rent and capex from RIDEA conversion
CCRC JV including pending acquisition of 4 managed communities

Unique $1.2 billion CCRC Joint Venture
BKD will own 51% of a JV that owns and operates $1.2 billion of entry fee CCRCs
–
5% management fee, 2% of entry fee resale cash receipts, 2% incentive fee
–
Pro rata sharing of cash flows; all ancillary revenue stays with BKD
Significant consolidation potential in entry fee CCRC industry
–
1,860 entry fee CCRC communities – 81% are typically highly levered “non-profits”
–
Little new supply being developed
–
Benefit as housing market continues to recover

1
Portfolio Snapshot
Sources
(millions)
BKD Equity
(1)
$516
HCP Equity $495
In-Place Mortgage Debt $220
Total $1,231
JV Capitalization at Inception
7,000 Units 81.0% occupancy 22 year Avg. Age
(1) Contribution of eight owned and two leasehold campuses (with related purchase options)
IL 67%
AL 11%
ALZ 4%
SNF 18%

Improved Structure of all 202 Leases

2
49 Properties – Converted to RIDEA JV 153 Properties – Amended NNN Leases
5,400 Units 79.7% occupancy 17 year Avg. Age 12,800 Units 90.6% occupancy 16 year Avg. Age
HCP has agreed to restructure all 202 ESC leases
–
153 amended NNN leases with reduced rent
–
49 leases converted to RIDEA (20% BKD Ownership)
In consideration, BKD will cancel 49 purchase options and pay $34 million ($24 million net of deposits) for lease restructuring over 2 years
(1)
Annual rent reductions drive cash flow; $8.0
million in 2016 and $9.0 million thereafter
HCP to provide $100 million of capital
expenditures through 2017
Eliminates all FMV rent resets
Amended initial term to 15 years on average with
new purchase options totaling $60 million on
under-performing properties
BKD acquires 20% JV interest for $68 million,
financed by HCP at 7%
Eliminates negative EBITDA – terminates leases
with negative coverage and above market
escalators
– Current rent coverage 0.84x before capex
BKD receives management fees, all ancillary
revenues and future participation in 20% of net
cash flows 2017 and beyond
(1) 49 purchase options reflect present value of $130-$160 mm based on 7.25% to 7.75% FMV cap rate range on seniors housing assets. Valuation assumes 10.0% discount rate

ALL THE PLACES LIFE CAN GO™

BROOKDALE
SENIOR LIVING SOLUTIONS
ALL THE PLACES LIFE CAN GO™

Partnership & Merger Drive Potential Upside

Management Base Case – Year 3 Accretion Levers for Potential Upside
Value of remaining purchase options
Program Max 2.0 at ESC properties
Implement innovative products/services to
capture residents’ healthcare spend
Additional synergies and cost savings
New RIDEA joint venture
New EF CCRC joint venture
G&A $0.14
Property Level OpEx $0.12
New Ancillary Services $0.14
Additional Accretion from
Enhanced HCP Partnership
$0.10
Total CFFO/Share Accretion $0.50

ALL THE PLACES LIFE CAN GO™

BROOKDALE
SENIOR LIVING SOLUTIONS
ALL THE PLACES LIFE CAN GO™

Substantial Real Estate Ownership
(1) Reflects 7.00% to 7.50% FMV cap rate range on seniors housing assets. Valuation assumes 10.0% discount rate.
Leased – Other
36,114
32%
Owned
34,545
31%
3
rd
Party Managed
8,498
8%
Fair Market Purchase (“FMV”) Options
Bargain Purchase Option Update
Bargain purchase options on 32 communities with
approximately 4,000 units after transaction
Estimated present value of $140 - $160 million
(1)
Opportunity to recapture between $800
million - $1.0 billion of aggregate real estate
Approximately 45% exercisable by end of 2017
FMV purchase options on 88 communities with 4,355
units
Opportunity to recapture approximately $1.0 billion of
aggregate real estate
Approximately 50% exercisable by end of 2017
JV Owned
20,717
18%
Leased – Amended HCP 153
12,800
11%
Unit Ownership – Post ESC merger/HCP transactions

Brookdale Non-GAAP Financial Measures

CFFO is a financial measures of operating performance that is not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”).The Company believes that this non-GAAP measure is useful in identifying trends in day-to-day performance because it excludes items that are of little or no significance to operations and provide indicators to management of progress in achieving optimal operating performance. In addition, this measure is used by many research analysts and investors to evaluate the performance and the value of companies in the senior living industry. The Company strongly urges you to review the reconciliation of net cash provided by operating activities to CFFO, provided below, along with the Company’s consolidated balance sheets, statements of operations, and statements of cash flows. The Company defines CFFO and provides other information about this non-GAAP measure in the Company’s Annual Report on
Form 10-K for the year ended December 31,2013 that was filed with the SEC.
Cash From Facility Operations
Cash From Facility Operations (CFFO) is a measurement of liquidity that is not calculated in accordance with GAAP and should not be considered in isolation as a substitute for cash flows provided by or used in operations, as determined in accordance with GAAP.  We define
CFFO as net cash provided by (used in) operating activities adjusted for changes in operating assets and liabilities, deferred interest and fees added to principal, refundable entrance fees received, first generation entrance fee receipts at a recently opened entrance fee CCRC prior to stabilization, entrance fee refunds disbursed adjusted for first generation entrance fee refunds not replaced by second generation entrance fee receipts at the recently opened community prior to stabilization, lease financing debt amortization with fair market value or no purchase options, gain (loss) on facility lease termination, recurring capital expenditures (net), distributions from unconsolidated ventures from cumulative share of net earnings, CFFO from unconsolidated ventures, and other.  Recurring capital expenditures include routine expenditures capitalized in accordance with GAAP that are funded from current operations.  Amounts excluded from recurring capital expenditures consist primarily of major projects, renovations, community repositionings, expansions, systems projects or other non-
recurring or unusual capital items (including integration capital expenditures) or community purchases that are funded using lease or financing proceeds, available cash and/or proceeds from the sale of communities that are held for sale.

ALL THE PLACES LIFE CAN GO™

BROOKDALE
SENIOR LIVING SOLUTIONS
ALL THE PLACES LIFE CAN GO™

Brookdale Cash From Facility Operations Reconciliation
The table below reconciles CFFO from net cash provided by operating activities for the three months and years ended December 31, 2013 and 2012
(in thousands):

2013 2012 2013 2012
Net cash provided by operating activities 117,046 $                       82,991 $              366,121 $               290,969 $
Changes in operating assets and liabilities (27,473) (14,772) (33,198) (20,698)
Refundable entrance fees received
(2)
18,875 13,088 48,140 42,600
Entrance fee refunds disbursed
(10,821) (7,801) (35,325) (27,356)
Recurring capital expenditures, net (10,786) (10,168) (42,901) (38,306)
(3,594) (3,132) (13,927) (12,120)
(602) (72) (2,691) (1,507)
CFFO from unconsolidated ventures 1,825 1,279 7,804 5,376
Cash From Facility Operations 84,470 $                         61,413 $              294,023 $               238,958 $
(1)
,
(1)
, Years Ended December 31
Lease financing debt amortization with fair market value or no purchase options
Distributions from unconsolidated ventures from cumulative share of net earnings
Three Months Ended December 31
(1) The calculation of Cash From Facility Operations includes integration, transaction-related and EMR roll-out costs of $4.1 million and $14.5 million for the three months and year ended December 31, 2013, respectively. The calculation of Cash From Facility Operations includes integration, transaction-related and EMR roll-out costs of $7.2 million and $23.5 million for the three months and year ended December 31,
2012, respectively.
(2)  Total entrance fee receipts for the three months ended December 31, 2013 and 2012 were $32.5 million and $22.9 million, respectively, including $13.6 million and $9.8 million, respectively, of non-refundable entrance fee receipts included in net cash provided by operating activities.  Total entrance fee receipts for the years ended December 31, 2013 and 2012 were $92.3 million and $82.7 million, respectively, including $44.2 million and $40.1 million, respectively, of non-refundable entrance fee receipts included in net cash provided by operating activities.